CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 12 to the registration statement on Form N-4 (the “Registration Statement”) of our report dated April 28, 2016 relating to the financial statements of FS Variable Separate Account, which appears in the Post-Effective Amendment No. 11 to the registration statement on Form N-4 (File No. 333-178841). We also consent to the incorporation by reference in this Registration Statement of our report dated April 28, 2016, relating to the financial statements of The United States Life Insurance Company in the City of New York, which appears in the Post-Effective Amendment No. 11 to the registration statement on Form N-4 (File No. 333-178841). We also consent to the reference to us under the heading “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

September 2, 2016